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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 28, 2003




                          INTERNATIONAL SURFACING, INC.
             (Exact name of registrant as specified in its chapter)

           Delaware                     000-31403                        52-2257557
------------------------------      --------------------        --------------------------------
(State of other jurisdiction        (Commission File No.)      (IRS Employer Identification No.)
    of incorporation)

        5 Erie Street, Garfield, NJ                                    07026
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code (973) 253-6131

                        Harmonica Acquisition Corporation
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          (Former name or former address, if changed since last report)


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                              GENERAL INSTRUCTIONS

ITEM 5. OTHER ITEMS.

On January 23, 2003, the Registrant changed its name to International Surfacing, Inc. In connection with this change of name, the Registrant's sole stockholder authorized a 25 for 1 stock split and exchanged all of its stock in the Registrant for shares of International Surfacing, Inc., a New Jersey corporation, which the Registrant intends to account for as a recapitalization.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are attached as exhibits to this Form 8-K.

         Exhibit 1.1       Amendment to Certificate of Incorporation
         Exhibit 10.1      Form of Exchange of Stock Agreement


                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL SURFACING, INC.
                                                    (Registrant)

June 11, 2003                              /S/ SAMUEL SERRITELLA
-------------------------------            -----------------------------
Date                                       Samuel Serritella, President


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